                                 EXHIBIT 99 (a)


Grenada Sunburst System Corporation and Subsidiaries Unaudited Interm Consolidated Financial Statements as of and for the three and six months ended June 30, 1994 AND 1993

              GRENADA SUNBURST SYSTEM CORPORATION AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                  (Unaudited)


                                              June 30,   Dec.31,    June 30,
                                                1994       1993       1993
                                             ---------  ---------  ---------
ASSETS
Cash and demand balances with banks         $  119,705    133,889    143,768
Interest bearing deposits with banks             1,143         28         28
Trading account securities                           0          0      4,138
Securities available for sale                  127,417    120,101     29,700
Investment securities (Market value of
 approximately $283,356, $301,240
 and $373,318)                                 277,716    287,945    359,276
Mortgage-backed securities (Market
 value of approximately $179,332,
 $170,815 and $275,488)                        183,505    167,532    270,696
Mortgages held for resale                       30,963     73,956     66,476
Federal funds sold and securities
 purchased under agreements to resell                0     25,000        126
Loans                                        1,666,436  1,569,547  1,500,439
  Less:
    Unearned income                              8,680      9,007      9,111
    Allowance for credit losses                 33,132     32,749     31,849
                                             ---------  ---------  ---------
      Net loans                              1,624,624  1,527,791  1,459,478
Premises and equipment, net                     49,544     48,738     48,442
Other real estate                                4,212      5,185      8,352
Accrued interest receivable                     19,402     18,262     19,125
Other assets                                    27,978     27,771     24,990
                                             ---------  ---------  ---------
Total Assets                                $2,466,209  2,436,198  2,434,596
                                             =========  =========  =========

LIABILITIES
Deposits
  Demand:
    Non-interest bearing                    $  397,065    419,641    378,797
    Interest bearing                           625,448    607,472    604,497
  Savings                                      173,817    165,814    148,048
  Time, $100,000 and over                      247,129    247,538    251,324
  Other time                                   767,246    759,342    798,341
                                             ---------  ---------  ---------
      Total deposits                         2,210,705  2,199,807  2,181,007

Federal funds purchased and securities
 sold under agreements to repurchase            27,585     30,542     55,400
Other borrowed funds                            25,071     12,941     13,347
Accrued interest payable                         9,943      8,939      9,319
Other liabilities                                9,859      9,897     11,154
                                             ---------  ---------  ---------
     Total Liabilities                       2,283,163  2,262,126  2,270,227

STOCKHOLDERS' EQUITY
Common stock, $1.00 par value, 15,000,000
 authorized, 9,492,975 shares issued at
 June 30, 1994, December 31, 1993 and
 June 30, 1993                                   9,493      9,493      9,493
Paid in capital                                 31,842     31,842     31,842
Net unrealized loss-securities
 available for sale                               (469)       (75)      (166)
Retained earnings                              142,180    132,812    123,200
                                             ---------  ---------  ---------
    Total Stockholders' Equity                 183,046    174,072    164,369
                                             ---------  ---------  ---------
Commitments and contingent liabilities
    Total Liabilities and
     Stockholders' Equity                   $2,466,209  2,436,198  2,434,596
                                             =========  =========  =========

The accompanying notes are an integral part of the consolidated financial statements.

              GRENADA SUNBURST SYSTEM CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME
                      (In thousands except per share data)
                                  (Unaudited)

                                       Quarter Ended        Six Months Ended
                                      ---------------------------------------
                                       June 30, June 30,   June 30,  June 30,
                                         1994    1993        1994      1993
                                       -------- -------   --------  ---------
INTEREST INCOME
Loans including fees                   $ 34,283  31,377     66,050    58,555
Deposits with banks                           6       4         11       108
Mortgages held for resale                   815     877      1,760     1,877
Federal funds sold and securities
 purchased under agreements to resell        48      81        263       275
Securities:
 Taxable                                  6,558   7,486     12,406    14,320
 Exempt from federal taxes                1,265   1,419      2,538     2,808
 Dividends                                  431     412        863       822
                                        ------- -------    -------   -------
      Total Interest Income              43,406  41,656     83,891    78,765

INTEREST EXPENSE
Deposits:
 Demand                                   3,643   3,477      7,239     6,885
 Time, $100,000 and over                  2,134   1,923      4,089     3,738
 Other time and savings                   8,911   9,831     17,599    18,549
Federal funds purchased and securities
 sold under agreements to repurchase        311     237        522       467
Other borrowed funds                        426     268        684       382
                                        ------- -------    -------   -------
      Total Interest Expense             15,425  15,736     30,133    30,021
                                        ------- -------    -------   -------
Net interest income                      27,981  25,920     53,758    48,744
Provision for credit losses                 975   1,855      1,775     3,940
                                        ------- -------    -------   -------
Net interest income after
 provision for credit losses             27,006  24,065     51,983    44,804

NON-INTEREST INCOME
Service charges on deposit accounts       4,333   4,462      8,594     8,225
Other service charges,
 commissions, and fees                    2,689   2,504      5,245     5,028
Investment securities, net                  (15)    (81)      (101)     (302)
Fees from fiduciary activities              513     538        996     1,014
Other                                       157     273        350     1,172
                                        ------- -------    -------   -------
Total Non-Interest Income                 7,677   7,696     15,084    15,137

NON-INTEREST EXPENSE
Salaries                                 10,917  10,255     21,552    19,427
Employee benefits                         2,099   1,990      4,362     3,791
Net occupancy expense                     1,825   1,786      3,615     3,315
Furniture and equipment expense           2,015   1,923      3,890     3,588
FDIC deposit insurance expense            1,213   1,278      2,425     2,354
Other                                     6,416   5,764     12,251    11,436
                                        ------- -------    -------   -------
Total Non-Interest Expense               24,485  22,996     48,095    43,911
                                        ------- -------    -------   -------
Income before income taxes and
 cumulative effect of a change
 in accounting principle                 10,198   8,765     18,972    16,030
Income taxes                              3,069   2,678      5,821     4,813
                                        ------- -------    -------   -------
Income before cumulative effect of
 a change in accounting principle         7,129   6,087     13,151    11,217
Cumulative effect on prior years of
 a change to a different method of
 accounting for income taxes                  0       0          0       781
                                        ------- -------    -------   -------
Net Income                             $  7,129   6,087     13,151    11,998
                                        ======= =======    =======   =======

EARNINGS PER SHARE:
 Income before cumulative effect
  of a change in accounting principle     $0.75    0.64       1.38       1.20
 Cumulative effect of a change
  in accounting principle                 $0.00    0.00       0.00        .08
 Net Income                               $0.75    0.64       1.38       1.28
DIVIDENDS PER SHARE                       $0.20    0.17       0.40        .32

The accompanying notes are an integral part of the consolidated financial statements.

              GRENADA SUNBURST SYSTEM CORPORATION AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                FOR THE SIX MONTHS ENDED JUNE 30, 1994 AND 1993
                                 (In thousands)


                                                 Net
                              Common  Paid in  Unrealized Retained
                               Stock  Capital    Loss     Earnings   Total
                              ------- -------- ---------  --------- -------
Balances January 1, 1993       $9,047   22,953     (459)   114,197  145,738
 Net income                                                 11,998   11,998
 Net unrealized gain on
  securities available
  for sale, net of tax                              293                 293
 Cash dividend declared                                     (3,038)  (3,038)
 Stock issued in exchange
  for net assets of Eastover
  Bank for Savings                439    8,734                        9,173
 Stock issued under
  compensation plan                 7      155                          162
 Unearned compensation                                          43       43
                               ------   ------   ------    -------  -------
Balances June 30, 1993         $9,493   31,842    (166)    123,200  164,369
                               ======   ======   ======    =======  =======

Balances January 1, 1994       $9,493   31,842     (75)    132,812  174,072
 Net income                                                 13,151   13,151
 Net unrealized loss on
  securities available
  for sale, net of tax                             (394)               (394)
 Cash dividend declared                                     (3,797)  (3,797)
 Unearned compensation                                          14       14
                               ------   ------   ------    -------  -------
Balances June 30, 1994         $9,493   31,842     (469)   142,180  183,046
                               ======   ======   ======    =======  =======

The accompanying notes are an integral part of the consolidated financial statements.

              GRENADA SUNBURST SYSTEM CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                       FOR THE SIX MONTHS ENDED JUNE 30,
                                 (In thousands)
                                  (Unaudited)


                                                            1994      1993
                                                          --------   -------
Net cash flows from operating activities:
Net income                                               $ 13,151     11,998
Adjustments to reconcile net income
 to net cash provided by operating activities:
  Amortization of goodwill and intangible assets              426        457
  Depreciation and amortization of premises and equipment   2,558      2,452
  Net accretion of investment securities                     (295)      (660)
  Accretion of loan fees and discounts                       (327)    (1,875)
  Provision for possible credit losses                      1,775      3,940
  Net (increase) decrease in mortgages held for resale     42,993     (3,404)
  Other real estate provision                                 260        472
  Gains on sales of other real estate                         (79)      (144)
  (Gains) losses from sales of premises and equipment        (122)        13
  (Increase) decrease in interest receivable               (1,140)       295
  Increase (decrease) in interest payable                   1,004       (259)
  Losses on sales of securities, net                          101        302
  Net increase in trading account securities                    0     (4,138)
  Other, net                                                 (657)    (3,364)
                                                         --------   --------
     Net cash provided by operating activities             59,648      6,085

Cash flows from investing activities:
Net (increase) decrease in interest-bearing
 deposits with banks                                       (1,115)    20,002
Net (increase) decrease in federal funds sold and
 securities purchased under agreements to resell           25,000       (126)
Purchases of securities available for sale                (33,813)         0
Principal prepayments on securities available for sale     38,370          0
Purchases of securities held to maturity                  (53,168)   (72,207)
Maturities of securities held to maturity                  42,564     31,454
Principal prepayments on securities held to maturity        9,079      5,305
Purchases of mortgage-backed securities held to maturity  (64,409)   (70,621)
Sales of mortgage-backed securities                             0     16,749
Principal prepayments of mortgage-backed securities        48,117     53,481
Net increase in loans                                     (98,970)   (43,935)
Net increase in premises and equipment                     (3,420)    (1,530)
Proceeds from sale of premises and equipment                  194          3
Proceeds from sales of other real estate                    1,465      2,033
Net cash received from Eastover acquisition                     0     35,922
                                                         --------   --------
      Net cash used by investing activities               (90,106)   (23,470)
Cash flows from financing activities:
Net increase in demand and savings accounts                 3,403     40,441
Net increase (decrease) in other deposits                   7,495    (32,213)
Net increase (decrease) in federal funds purchased
 and securities sold under agreements to repurchase        (2,957)    29,736
Net increase (decrease) in other borrowed money            12,130       (570)
Cash dividends paid                                        (3,797)    (3,038)
                                                         --------   --------
   Net cash provided by financing activities               16,274     34,356
                                                         --------   --------
Net increase (decrease) in cash and due from banks        (14,184)    16,971
Cash and due from banks at the beginning of the period    133,889    126,797
                                                         --------   --------
Cash and due from banks at the end of the period         $119,705    143,768
                                                         ========   ========

Unrealized gain (loss) on securities
  available for sale                                     $   (393)       293
Securities transferred to the available
  for sale category from the held to
  maturity category                                        12,266          0

The accompanying notes are an integral part of the consolidated financial statements.

                      GRENADA SUNBURST SYSTEM CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                For the Six Months Ended June 30, 1994 and 1993

                                  (Unaudited)


1. The accompanying unaudited consolidated financial statements have been prepared in accordance with the accounting policies in effect as of December 31, 1993, as set forth in the annual consolidated financial statements of Grenada Sunburst System Corporation and subsidiaries ("GSSC", or the "Company"). In the opinion of management, all adjustments necessary for a fair presentation of the condensed consolidated financial statements have been included and are of a normal recurring nature.

2. The results of operations for the six-month period ended June 30, 1994 are not necessarily indicative of the results to be expected for the full year.

3. Per share data is based on weighted average shares of common stock outstanding of 9,492,975 for the quarter and six months ended June 30, 1994 and for the quarter ended June 30, 1993. Per share data is based on weighted average common shares outstanding of 9,348,072 for the six months ended June 30, 1993. The Company had outstanding 14,478 options on common stock at June 30, 1994 and 1993. Each option entitles the holder to purchase one share of the Company's common stock at an exercise price of $22.375. These options are exercisable beginning in 1995. The weighted average number of shares outstanding at June 30, 1994 and 1993 adjusted for the assumed exercise of all outstanding stock options using the treasury stock method would be 9,493,979 and 9,348,667, respectively for the calculation of primary earnings per share and 9,495,112 and 9,348,765, respectively for the calculation of fully diluted earnings per share. The assumed exercise of these options would have a less than one-half of $.01 dilution of earnings per share.

4. On July 1, 1994 a definitive agreement was entered into between Union Planters Corporation (UPC) and Grenada Sunburst System Corporation in which UPC will acquire all of the outstanding stock of GSSC in a transaction valued at approximately $361 million based on UPC's June 30, 1994 closing stock price of $26.75. Under the terms of the definitive agreement, UPC will exchange 1.4206 shares of UPC common stock for each common share of GSSC, if the price of UPC common stock is within certain trading ranges. The exchange ratio adjusts outside the trading ranges. The acquisition, which is to be accounted for as a pooling of interests, is expected to be completed by year-end 1994, pending approval by both companies' shareholders and regulatory authorities and the completion of other closing conditions.
       Effective March 1, 1993, GSSC, through its wholly owned Mississippi banking subsidiary, Sunburst Bank, acquired selected net assets of Eastover Bank for Savings ("Eastover") in a transaction accounted for as a purchase. Had the acquisition occurred on January 1, 1993, for the three months ended March 31, 1993, net interest income for the Company would have increased by approximately $3,140,000, net income would have increased by approximately $897,000, and earnings per share would have increased by approximately $.08 per share.

5. Effective January 1, 1994, GSSC adopted Financial Accounting Standards Board ("FASB") SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". This statement requires investments to be classified in three categories and to be accounted for as follows: (i) debt securities which the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and reported at amortized cost; (ii) debt and equity securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities and reported at fair value, with unrealized gains and losses included in earnings; and (iii) debt and equity securities not classified as either held-to-maturity securities or trading securities are classified as available-for-sale securities and reported at fair value, with unrealized gains and losses excluded from earnings and reported as an addition to or a deduction from stockholders' equity.